                                            Oppenheimer High Yield Fund
                                       Supplement dated June 20, 2002 to the
                                         Prospectus dated October 26, 2001

The Prospectus is changed as follows:

1.   The prospectus supplement dated January 10, 2002 is replaced by this supplement.

2.   The first sentence of the second paragraph under "WHAT DOES THE FUND MAINLY INVEST IN?" on page 3 of the prospectus is deleted and replaced with the following:

     Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in high-yield, lower-grade investments which will include high yield bonds, commonly called "junk bonds," and may also include convertible securities, preferred stock, loan participation interest, structured notes and asset-based securities that are rated below investment grade. The Fund's non-fundamental policy of investing at least 80% of its net assets in high yield, lower-grade investments will not be changed by the Fund's Board of Trustees without first providing shareholders 60 days written notice.

3.   The "Annual Fund Operating Expenses" table and the accompanying footnote on page 8 is replaced with the following:
------------------------------------------------ ---------- ---------- ---------- ----------- ----------
                                                  Class A    Class B    Class C    Class N    Class Y
                                                  Shares     Shares     Shares      Shares     Shares
------------------------------------------------ ---------- ---------- ---------- ----------- ----------
------------------------------------------------ ---------- ---------- ---------- ----------- ----------
Management Fees                                    0.61%      0.61%      0.61%      0.61%       0.61%
------------------------------------------------ ---------- ---------- ---------- ----------- ----------
------------------------------------------------ ---------- ---------- ---------- ----------- ----------
Distribution and/or Service (12b-1) Fees           0.24%      1.00%      1.00%      0.50%        N/A
------------------------------------------------ ---------- ---------- ---------- ----------- ----------
------------------------------------------------ ---------- ---------- ---------- ----------- ----------
Other Expenses                                     0.15%      0.15%      0.15%      0.18%       0.40%
------------------------------------------------ ---------- ---------- ---------- ----------- ----------
------------------------------------------------ ---------- ---------- ---------- ----------- ----------
Total Annual Operating Expenses                    1.00%      1.76%      1.76%      1.29%       1.01%
------------------------------------------------ ---------- ---------- ---------- ----------- ----------
Expenses may vary in future years.  "Other Expenses" include transfer agent fees, custodial expenses and accounting and legal expenses the Fund pays. Effective November 1, 2001, the "Distribution and/or Service (12b-1)
Fees" for Class N shares increased from 0.25% to 0.50%. For the period from March 1, 2001 when Class N shares were first offered until the Fund's fiscal year-end of 6/30/01, the Class N shares "Distribution and/or Service
12b-1 Fees" and "Total Annual Operating Expenses" were 0.25% and 1.04%, respectively.
The "Other Expenses" for Class Y shares in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund.
After the waiver, the actual "Other Expenses" and "Total Annual Operating Expenses" for Class Y shares were 0.33%
and .94%, respectively of average daily net assets. The waiver of a portion of the Fund's Class Y transfer agency expenses may be altered or terminated at any time.
                                                                                                             (over)

4.   The following text is added after the section captioned "Structured Notes" on page 11 of the prospectus:

Convertible Securities. The Fund may invest in high yield convertible securities. A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of debt securities. Because of the conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. In general, convertible securities:
o        have higher yields than common stocks but lower yields than comparable non convertible securities
o        may be subject to less fluctuation in value than the underlying stock because of their income, and
o        provide potential for capital appreciation if the market price of the underlying common stock increases
        (and in those cases may be thought of as "equity substitutes").

Convertible Preferred Stock. The Fund may invest in high yield convertible preferred stock Unlike common stock, preferred stock typically has a stated dividend rate. When prevailing interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. The right to payment of dividends on preferred stock generally is subordinate to the rights of the company's debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until paid) or noncumulative.

5.   The following paragraph is added as a new third paragraph in the section, "At What Price Are Shares Sold -
Net Asset Value" on page 16:

     If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of Trustees has authorized the Manager, subject to the Board's review, to ascertain a fair value for such security.

June 20, 2002                                                                                PS0280.032